                      SUPPLEMENT DATED SEPTEMBER 9, 2003
                               TO THE PROSPECTUS
                         OF EACH FUND INDICATED BELOW

Background

  The Job and Growth Tax Relief Reconciliation Act of 2003 (the "Act") changes the United States federal income taxation of dividends received by individuals. This supplement updates the statements in the section entitled "Dividends, distributions and taxes" of this Prospectus, which were prepared before the Act became law on May 28, 2003.

Changes to Taxation of Dividends

  Dividends received by individuals, trusts and estates from U.S. corporations and certain foreign corporations are generally subject to tax at reduced rates, which are equal to the rates applicable to long-term capital gains and are lower than ordinary income tax rates. The maximum rate applicable to such dividends is 15%.

  The percentage of a dividend from a mutual fund that will be eligible for the lower rates, however, is equal to the percentage of the mutual fund's "gross income" that is attributable to qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent the mutual fund's "gross income" is attributable to other sources, such as taxable interest, short-term capital gains, foreign currency gains, fees from securities lending transactions, most distributions from real estate investment trusts or dispositions of section 1256 contracts, a dividend from the mutual fund will not be eligible for the lower rates. Nonetheless, the Act provides that if at least 95 percent of the mutual fund's gross income is from qualifying dividends, then 100% of its dividends will be eligible for the lower rates. For these purposes, a mutual fund's "gross income" does not include gain from the disposition of stock or securities except to the extent the net short-term capital gain from such sales exceeds the net long-term capital loss from such sales.

  The Act also provides that if an individual receives a dividend qualifying for the lower rates and such dividend constitutes an "extraordinary dividend", and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" for this purpose is a dividend in an amount in excess of 5% of the taxpayer's tax basis in a share of preferred stock, and an amount in excess of 10% of the taxpayer's basis in a share of common stock.

  The Act does not change the taxation of capital gain distributions, except that the Act lowers the tax rates generally applicable to long-term capital gains realized on or after May 6, 2003 by individuals, trusts and estates. The maximum rate applicable to long-term capital gains for individuals was reduced from 20% to 15%.

  We will send you information after the end of each year setting forth the amount of dividends paid by us that qualifies for the reduced rates.

Effective Dates of the Act

  The Act is generally effective for tax years beginning after December 31, 2002, through tax years beginning on or before December 31, 2008.

            CONSULTING GROUP CAPITAL MARKETS
              FUNDS                               December 29, 2002
                 LARGE CAPITALIZATION GROWTH
                   INVESTMENTS
                 LARGE CAPITALIZATION VALUE
                   EQUITY INVESTMENTS
                 SMALL CAPITALIZATION GROWTH
                   INVESTMENTS
                 SMALL CAPITALIZATION VALUE
                   EQUITY INVESTMENTS
                 INTERNATIONAL EQUITY
                   INVESTMENTS
                 EMERGING MARKETS EQUITY
                   INVESTMENTS

            CONSULTING GROUP CAPITAL MARKETS
              FUNDS                                   July 29, 2003
                 MULTI-STRATEGY MARKET NEUTRAL
                   INVESTMENTS

TK 2088 12/02 S3
TK 2090 7/03 S3

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